Supplement dated February 27, 2015 to the

PNC Tax Exempt Money Market Fund Class I and Class T Shares Summary Prospectus

dated September 29, 2014

This Supplement provides new and additional information relating to the above-mentioned summary prospectus and should be read in conjunction with such summary prospectus.

Effective February 27, 2015, Class T Shares of PNC Tax Exempt Money Market Fund have been re-named as Advisor Class Shares.

All references in the summary prospectus to Class T Shares of the PNC Tax Exempt Money Market Fund are hereby modified accordingly. The re-designation of these shares does not affect any substantive rights or privileges associated with them.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMIT-0215